Exhibit 99.2

 Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

		June 30,		March 31,		Linked Quarter	June 30,
	(dollars in thousands)	2006		2006		% Change	2005	% Change

Assets	Cash and due from banks	$1,409,537		$1,185,293		19%	$1,400,346	1%
	Federal funds sold	56,600		6,600		758	13,700	313
	Cash and cash equivalents	1,466,137		1,191,893		23	1,414,046	4
	Loans held for sale	43,825		37,349		17	314,437	(86)
	Trading securities	91,148		123,468		(26)	183,894	(50)
	Securities available for sale	11,074,128		10,245,046		8	7,676,837	44
	Securities held to maturity	14,415,921		13,705,727		5	11,708,266	23
	Loans:
	Commercial real estate:
	Investor developer	2,329,475		2,156,040		8	1,626,886	43
	Residential construction	320,749		289,236		11	245,369	31
		2,650,224		2,445,276		8	1,872,255	42
	Commercial loans:
	Term	2,028,761		1,951,600		4	1,505,965	35
	Line of credit	1,702,539		1,632,310		4	1,343,279	27
	Demand	0		0		0	24,000	(100)
		3,731,300		3,583,910		4	2,873,244	30
	Owner-occupied	2,613,555		2,526,458		3	2,229,453	17
		6,344,855		6,110,368		4	5,102,697	24
	Consumer:
	Mortgages (1-4 family residential)	2,198,114		2,119,424		4	1,443,602	52
	Installment	265,639		230,927		15	167,663	58
	Home equity	2,714,150		2,484,333		9	2,024,130	34
	Credit lines	100,544		90,282		11	78,370	28
		5,278,447		4,924,966		7	3,713,765	42
	Total loans	14,273,526		13,480,610		6	10,688,717	34
	Less allowance for loan losses	140,746	*	135,745	*	4	141,325	(0)
		14,132,780		13,344,865		6	10,547,392	34
	Bank premises and equipment, net	1,494,333		1,406,608		6	1,135,035	32
	Goodwill and other intangible assets	148,846		150,466		(1)	8,972	1,559
	Other assets	569,181		486,960		17	374,057	52
	Total assets	$43,436,299		$40,692,382		7%	$33,362,936	30%

Liabilities	Deposits:
	Demand:
	Noninterest-bearing	$8,653,739		$8,391,102		3%	$7,540,381	15%
	Interest-bearing	14,269,002		14,146,346		1	11,966,515	19
	Savings	10,765,985		10,328,280		4	7,504,035	43
	Time	4,361,036		4,246,379		3	3,508,132	24
	Total deposits	38,049,762		37,112,107		3	30,519,063	25

	Other borrowed money	2,568,445		869,753		195	567,346	353
	Other liabilities	291,732		292,225		(0)	227,036	28
	Long-term debt	0		0		0	200,000	(100)
		40,909,939		38,274,085		7	31,513,445	30

Stockholders'	Common stock	186,662		184,046		1	164,178	14
Equity	Capital in excess of par value	1,646,984		1,566,673		5	1,024,851	61
	Retained earnings	863,229		805,967		7	664,803	30
	Accumulated other comprehensive (loss) income	(154,043)		(121,918)		26	8,390	(1,936)
		2,542,832		2,434,768		4	1,862,222	37

	Less treasury stock, at cost	16,472		16,471		0	12,731	29
	Total stockholders' equity	2,526,360		2,418,297		4	1,849,491	37
	Total liabilities and stockholders' equity	$43,436,299		$40,692,382		7%	$33,362,936	30%

* Net of $7.6 million, June 2006, and $7.2 million, March 2006, Allowance for Unfunded Credit Commitments included in Other Liabilities

 Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

	(dollars in thousands)	June 30,		March 31, 2006				June 30, 2005
		2006		Actual		$ Change	% Change	Actual	$ Change	% Change

Assets	Cash and due from banks	$1,409,537		$1,185,293		$224,244	19%	$1,400,346	$9,191	1%
	Federal funds sold	56,600		6,600		50,000	758	13,700	42,900	313
	Cash and cash equivalents	1,466,137		1,191,893		274,244	23	1,414,046	52,091	4
	Loans held for sale	43,825		37,349		6,476	17	314,437	(270,612)	(86)
	Trading securities	91,148		123,468		(32,320)	(26)	183,894	(92,746)	(50)
	Securities available for sale	11,074,128		10,245,046		829,082	8	7,676,837	3,397,291	44
	Securities held to maturity	14,415,921		13,705,727		710,194	5	11,708,266	2,707,655	23

	Loans	14,273,526		13,480,610		792,916	6	10,688,717	3,584,809	34
	Less allowance for loan losses	140,746	*	135,745	*	5,001	4	141,325	(579)	(0)
		14,132,780		13,344,865		787,915	6	10,547,392	3,585,388	34
	Reserve %	1.04%		1.06%				1.32%
	Bank premises and equipment, net	1,494,333		1,406,608		87,725	6	1,135,035	359,298	32
	Other assets	718,027		637,426		80,601	13	383,029	334,998	87
	Total assets	$43,436,299		$40,692,382		$2,743,917	7%	$33,362,936	$10,073,363	30%

Liabilities	Deposits:
	Demand:
	Noninterest-bearing	$8,653,739		$8,391,102		$262,637	3%	$7,540,381	$1,113,358	15%
	Interest-bearing	14,269,002		14,146,346		122,656	1	11,966,515	2,302,487	19
	Savings	10,765,985		10,328,280		437,705	4	7,504,035	3,261,950	43
	Time	4,361,036		4,246,379		114,657	3	3,508,132	852,904	24
	Total deposits	38,049,762		37,112,107		937,655	3	30,519,063	7,530,699	25

	Core deposits	36,783,874		35,912,440		871,434	2	29,624,831	7,159,043	24

	Total other liabilities	2,860,177		1,161,978		1,698,199	146	994,382	1,865,795	188
		40,909,939		38,274,085		2,635,854	7	31,513,445	9,396,494	30

Stockholders' Equity		2,526,360		2,418,297		108,063	4	1,849,491	676,869	37

	Total liabilities and stockholders' equity	$43,436,299		$40,692,382		$2,743,917	7%	$33,362,936	$10,073,363	30%

* Net of $7.6 million, June 2006, and $7.2 million, March 2006, Allowance for Unfunded Credit Commitments included in Other Liabilities

 Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

		June 30,	December 31,
	(dollars in thousands)	2006	2005

Assets	Cash and due from banks	$1,409,537	$1,284,064
	Federal funds sold	56,600	12,700
	Cash and cash equivalents	1,466,137	1,296,764
	Loans held for sale	43,825	30,091
	Trading securities	91,148	143,016
	Securities available for sale	11,074,128	9,518,821
	Securities held to maturity	14,415,921	13,005,364
	(market value 6/06-$13,904,538; 2005-$12,758,552)
	Loans	14,273,526	12,658,652
	Less allowance for loan losses	140,746	133,664
		14,132,780	12,524,988
	Bank premises and equipment, net	1,494,333	1,378,786
	Goodwill and other intangible assets	148,846	106,926
	Other assets	569,181	461,281
	Total assets	$43,436,299	$38,466,037

Liabilities	Deposits:
	Demand:
	Noninterest-bearing	$8,653,739	$8,019,878
	Interest-bearing	14,269,002	13,286,678
	Savings	10,765,985	9,486,712
	Time	4,361,036	3,933,445
	Total deposits	38,049,762	34,726,713

	Other borrowed money	2,568,445	1,106,443
	Other liabilities	291,732	323,708
	Long-term debt	0	0
		40,909,939	36,156,864

Stockholders'	Common stock, 186,661,589 shares issued (179,498,717 shares in 2005)	186,662	179,499
Equity	Capital in excess of par value	1,646,984	1,450,843
	Retained earnings	863,229	750,710
	Accumulated other comprehensive (loss) income	(154,043)	(59,169)
		2,542,832	2,321,883

	Less treasury stock, at cost, 946,626 shares (837,338 shares in 2005)	16,472	12,710
	Total stockholders' equity	2,526,360	2,309,173

	Total liabilities and stockholders' equity	$43,436,299	$38,466,037

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Statements of Income
(unaudited)

		Three Months Ended			Six Months Ended
		June 30,			June 30,
	(dollars in thousands, except per share amounts)	2006	2005	% Change	2006	2005	% Change

Interest	Interest and fees on loans	$236,890	$161,839	46%	$451,864	$307,057	47%
income	Interest on investments	325,022	234,970	38	620,098	459,916	35
	Other interest	250	889	(72)	663	1,205	(45)
	Total interest income	562,162	397,698	41	1,072,625	768,178	40

Interest	Interest on deposits:
expense	Demand	118,085	53,755	120	216,025	100,426	115
	Savings	64,157	23,258	176	118,161	42,338	179
	Time	41,174	22,281	85	77,435	40,679	90
	Total interest on deposits	223,416	99,294	125	411,621	183,443	124
	Interest on other borrowed money	19,809	6,917	186	34,137	11,327	201
	Interest on long-term debt	0	3,020	(100)	0	6,040	(100)
	Total interest expense	243,225	109,231	123	445,758	200,810	122

	Net interest income	318,937	288,467	11	626,867	567,368	10
	Provision for credit losses	7,500	4,500	67	14,001	10,750	30
	Net interest income after provision for credit losses	311,437	283,967	10	612,866	556,618	10

Noninterest	Deposit charges and service fees	91,653	68,802	33	173,934	128,766	35
income	Other operating income	51,303	42,152	22	100,024	84,769	18
	Net investment securities (losses) gains	0	4,689	(100)	0	5,797	(100)
	Total noninterest income	142,956	115,643	24	273,958	219,332	25

	Total Revenues	461,893	404,110	14	900,825	786,700	15

Noninterest	Salaries and benefits	150,630	127,552	18	295,455	246,853	20
expense	Occupancy	45,487	39,110	16	91,727	77,103	19
	Furniture and equipment	39,656	28,895	37	75,616	57,821	31
	Office	14,398	12,577	14	29,871	25,254	18
	Marketing	11,699	8,456	38	19,510	14,257	37
	Other	71,914	61,909	16	136,939	115,617	18
	Total noninterest expenses	333,784	278,499	20	649,118	536,905	21

	Income before income taxes	120,609	121,111	(0)	237,706	239,045	(1)
	Provision for federal and state income taxes	41,089	41,702	(1)	80,889	82,499	(2)
	Net income	$79,520	$79,409	0%	$156,817	$156,546	0%

	Net income per common and common equivalent share:
	Basic	$0.43	$0.49	(12)%	$0.86	$0.97	(11)%
	Diluted	$0.41	$0.46	(11)	$0.82	$0.91	(10)
	Average common and common equivalent shares outstanding:
	Basic	184,437	162,287	14	182,686	161,547	13
	Diluted	193,842	177,202	9	191,914	176,724	9
	Cash dividends, common stock	$0.12	$0.11	9%	$0.24	$0.22	9%

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Statements of Income
(unaudited)

		Three Months Ended
		June 30,	March 31,		June 30,
	(dollars in thousands, except per share amounts)	2006	2006	% Change	2005	% Change

Interest	Interest and fees on loans	$236,890	$214,974	10%	$161,839	46%
income	Interest on investments	325,022	295,076	10	234,970	38
	Other interest	250	413	(39)	889	(72)
	Total interest income	562,162	510,463	10	397,698	41

Interest	Interest on deposits:
expense	Demand	118,085	97,940	21	53,755	120
	Savings	64,157	54,004	19	23,258	176
	Time	41,174	36,261	14	22,281	85
	Total interest on deposits	223,416	188,205	19	99,294	125
	Interest on other borrowed money	19,809	14,328	38	6,917	186
	Interest on long-term debt	0	0	0	3,020	(100)
	Total interest expense	243,225	202,533	20	109,231	123

	Net interest income	318,937	307,930	4	288,467	11
	Provision for credit losses	7,500	6,501	15	4,500	67
	Net interest income after provision for credit losses	311,437	301,429	3	283,967	10

Noninterest	Deposit charges and service fees	91,653	82,281	11	68,802	33
income	Other operating income	51,303	48,721	5	42,152	22
	Net investment securities (losses) gains	0	0	0	4,689	(100)
	Total noninterest income	142,956	131,002	9	115,643	24

	Total Revenues	461,893	438,932	5	404,110	14

Noninterest	Salaries and benefits	150,630	144,825	4	127,552	18
expense	Occupancy	45,487	46,240	(2)	39,110	16
	Furniture and equipment	39,656	35,960	10	28,895	37
	Office	14,398	15,473	(7)	12,577	14
	Marketing	11,699	7,811	50	8,456	38
	Other	71,914	65,025	11	61,909	16
	Total noninterest expenses	333,784	315,334	6	278,499	20

	Income before income taxes	120,609	117,097	3	121,111	(0)
	Provision for federal and state income taxes	41,089	39,800	3	41,702	(1)
	Net income	$79,520	$77,297	3%	$79,409	0%

	Net income per common and common equivalent share:
	Basic	$0.43	$0.43	0%	$0.49	(12)%
	Diluted	$0.41	$0.41	0	$0.46	(11)
	Average common and common equivalent shares outstanding:
	Basic	184,437	180,917	2	162,287	14
	Diluted	193,842	189,867	2	177,202	9
	Cash dividends, common stock	$0.12	$0.12	0%	$0.11	9%

	Return on average assets	0.76%	0.79%		0.97%
	Return on average equity	12.83	13.00		17.68

Commerce Bancorp, Inc.
Selected Consolidated Financial Data
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2006	2005	% Change	2006	2005	% Change
	(dollars and shares in thousands)			(dollars and shares in thousands)

Income Statement Data:
Net interest income	$318,937	$288,467	11%	$626,867	$567,368	10%
Provision for credit losses	7,500	4,500	67	14,001	10,750	30
Noninterest income	142,956	115,643	24	273,958	219,332	25
Total revenues	461,893	404,110	14	900,825	786,700	15
Noninterest expense	333,784	278,499	20	649,118	536,905	21
Net income	79,520	79,409	0	156,817	156,546	0

Per Share Data:
Net income - Basic	$0.43	$0.49	(12)%	$0.86	$0.97	(11)%
Net income - Diluted	0.41	0.46	(11)	0.82	0.91	(10)

Book value - Basic				$13.60	$11.32	20%
Book value - Diluted				12.96	11.48	13

Revenue per share - Diluted	$9.53	$9.12	4%	$9.39	$8.90	5%

Weighted Average Shares Outstanding:
Basic	184,437	162,287		182,686	161,547
Diluted	193,842	177,202		191,914	176,724

Balance Sheet Data:

Total assets				$43,436,299	$33,362,936	30%
Loans (net)				14,132,780	10,547,392	34
Allowance for credit losses				148,383	141,325	5
Securities available for sale				11,074,128	7,676,837	44
Securities held to maturity				14,415,921	11,708,266	23
Total deposits				38,049,762	30,519,063	25
Core deposits				36,783,874	29,624,831	24
Convertible Trust Capital Securities - Commerce Capital Trust II				0	200,000	-
Stockholders' equity				2,526,360	1,849,491	37

Capital:

Stockholders' equity to total assets				5.82%	5.54%

Risk-based capital ratios:
Tier I				11.84	12.39
Total capital				12.56	13.29

Leverage ratio				6.03	6.20

Performance Ratios:

Cost of funds	2.54%	1.46%		2.41%	1.39%
Net interest margin	3.39	3.93		3.46	3.98
Return on average assets	0.76	0.97		0.77	0.98
Return on average total stockholders' equity	12.83	17.68		12.92	17.82

The following summary presents information regarding non-performing loans and assets as of June 30, 2006 and the preceding four quarters (dollar amounts in thousands).

	June 30,	March 31,	December 31,	September 30,	June 30,
	2006	2006	2005	2005	2005
Non-accrual loans:
Commercial	$34,904	$16,975	$16,712	$16,926	$20,467
Consumer	8,927	9,285	8,834	8,559	8,641
Commercial real estate:
Construction	1,708	1,726	1,763	1,882	178
Mortgage	2,523	2,096	4,329	3,353	3,086
Total non-accrual loans	48,062	30,082	31,638	30,720	32,372

Restructured loans:
Commercial	2,941	3,037	3,133	3,230	3,326
Consumer	-	-	-	-	-
Commercial real estate:
Construction	-	-	-	-	-
Mortgage	-	-	-	-	-
Total restructured loans	2,941	3,037	3,133	3,230	3,326

Total non-performing loans	51,003	33,119	34,771	33,950	35,698

Other real estate	1,369	435	279	310	349

Total non-performing assets	52,372	33,554	35,050	34,260	36,047

Loans past due 90 days or more
and still accruing	583	332	248	177	165

Total non-performing assets and
loans past due 90 days or more	$52,955	$33,886	$35,298	$34,437	$36,212

Total non-performing loans as a
percentage of total period-end
loans	0.36%	0.25%	0.27%	0.30%	0.33%

Total non-performing assets as a
percentage of total period-end assets	0.12%	0.08%	0.09%	0.09%	0.11%

Total non-performing assets and loans
past due 90 days or more as a
percentage of total period-end assets	0.12%	0.08%	0.09%	0.09%	0.11%

Allowance for credit losses as a
percentage of total non-performing
loans	291%	432%	407%	409%	396%

Allowance for credit losses as a percentage
of total period-end loans	1.04%	1.06%	1.12%	1.23%	1.32%

Total non-performing assets and loans
past due 90 days or more as a
percentage of stockholders' equity and
allowance for credit losses	2%	1%	1%	2%	2%

The following table presents, for the periods indicated, an analysis of the allowance for credit losses and other related data: (dollar amounts in thousands)

	Three Months Ended		Six Months Ended		Year Ended
	06/30/06	06/30/05	06/30/06	06/30/05	12/31/05

Balance at beginning of period	$142,913	$139,289	$141,464	$135,620	$135,620
Provisions charged to operating expenses	7,500	4,500	14,001	10,750	19,150
	150,413	143,789	155,465	146,370	154,770

Recoveries on loans charged-off:
Commercial	2,095	339	2,628	990	2,546
Consumer	624	254	1,135	1,087	2,566
Commercial real estate	317	-	318	50	80
Total recoveries	3,036	593	4,081	2,127	5,192

Loans charged-off:
Commercial	(3,028)	(1,213)	(7,214)	(3,815)	(13,944)
Consumer	(1,972)	(915)	(3,684)	(2,402)	(5,912)
Commercial real estate	(66)	(929)	(265)	(955)	(1,136)
Total charge-offs	(5,066)	(3,057)	(11,163)	(7,172)	(20,992)
Net charge-offs	(2,030)	(2,464)	(7,082)	(5,045)	(15,800)

Allowance for credit loss acquired bank					2,494

Balance at end of period	$148,383	$141,325	$148,383	$141,325	$141,464

Net charge-offs as a percentage of
average loans outstanding	0.06%	0.09%	0.11%	0.10%	0.15%

Net Allowance Additions	$5,470	$2,036	$6,919	$5,705	$5,844

Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
(unaudited)

	June 2006			March 2006			June 2005
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities
Taxable	$23,851,645	$319,271	5.37%	$22,325,450	$289,739	5.26%	$18,821,647	$231,275	4.93%
Tax-exempt	559,733	7,322	5.25	549,794	6,956	5.13	374,448	3,257	3.49
Trading	113,049	1,525	5.41	108,670	1,255	4.69	178,037	2,427	5.47
Total investment securities	24,524,427	328,118	5.37	22,983,914	297,950	5.26	19,374,132	236,959	4.91
Federal funds sold	19,898	250	5.04	36,594	413	4.58	117,491	889	3.03
Loans
Commercial mortgages	4,784,584	83,903	7.03	4,491,557	76,193	6.88	3,707,963	59,684	6.46
Commercial	3,492,946	66,879	7.68	3,221,996	59,125	7.44	2,569,001	41,417	6.47
Consumer	5,115,609	80,560	6.32	4,817,562	74,127	6.24	3,720,529	55,819	6.02
Tax-exempt	498,492	8,535	6.87	492,283	8,506	7.01	426,032	7,568	7.12
Total loans	13,891,631	239,877	6.93	13,023,398	217,951	6.79	10,423,525	164,488	6.33

Total earning assets	$38,435,956	$568,245	5.93%	$36,043,906	$516,314	5.81%	$29,915,148	$402,336	5.39%

Sources of Funds
Interest-bearing liabilities
Savings	$10,344,463	$64,157	2.49%	$9,712,691	$54,004	2.25%	$7,082,969	$23,258	1.32%
Interest bearing demand	14,597,277	118,085	3.24	13,584,371	97,940	2.92	12,094,680	53,755	1.78
Time deposits	3,088,653	25,949	3.37	3,131,039	25,850	3.35	2,668,791	16,085	2.42
Public funds	1,224,298	15,225	4.99	952,132	10,411	4.43	828,305	6,196	3.00
Total deposits	29,254,691	223,416	3.06	27,380,233	188,205	2.79	22,674,745	99,294	1.76

Other borrowed money	1,624,229	19,809	4.89	1,316,437	14,328	4.41	845,462	6,917	3.28
Long-term debt	0	0	0.00	0	0	0.00	200,000	3,020	6.06
Total deposits and interest-bearing liabilities	30,878,920	243,225	3.16	28,696,670	202,533	2.86	23,720,207	109,231	1.85

Noninterest-bearing funds (net)	7,557,036			7,347,236			6,194,941
Total sources to fund earning assets	$38,435,956	243,225	2.54	$36,043,906	202,533	2.28	$29,915,148	109,231	1.46

Net interest income and
margin tax-equivalent basis		$325,020	3.39%		$313,781	3.53%		$293,105	3.93%

Other Balances
Cash and due from banks	$1,278,137			$1,286,259			$1,241,372
Other assets	2,314,307			2,094,400			1,749,133
Total assets	41,888,789			39,288,182			32,763,128
Total deposits	37,486,585			35,295,835			29,661,511
Demand deposits (noninterest-bearing)	8,231,894			7,915,602			6,986,766
Other liabilities	299,622			298,278			259,873
Stockholders' equity	2,478,353			2,377,632			1,796,282
Allowance for loan losses	139,611			136,383			142,525

Notes -Weighted average yields on tax-exempt obligations have been computed on a tax-equivalent basis assuming a federal tax rate of 35%.
-Non-accrual loans have been included in the average loan balance.
-Consumer loans include loans held for sale.

Commerce Bancorp, Inc. and Subsidiaries
Computation of Net Income Per Share
(dollars in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Basic:
Net income applicable to common stock	$79,520	$79,409	$156,817	$156,546

Average common shares outstanding	184,437	162,287	182,686	161,547

Net income per common share	$0.43	$0.49	$0.86	$0.97

Diluted:
Net income applicable to common stock	$79,520	$79,409	$156,817	$156,546
on a diluted basis
Interest expense on trust preferred securities		1,963		3,926
	$79,520	$81,372	$156,817	$160,472

Average common shares outstanding	184,437	162,287	182,686	161,547
Additional shares considered in diluted
computation assuming:
Exercise of stock options	9,405	7,333	9,228	7,595
Conversion of trust preferred securities		7,582		7,582

Average common and common equivalent
shares outstanding	193,842	177,202	191,914	176,724

Net income per common and common
equivalent share	$0.41	$0.46	$0.82	$0.91